Exhibit 99.1 New Horizons in Bladder Cancer: UGN-102 Duration of Response Results from the ENVISION Study NASDAQ: URGN June 13, 2024 1

Forward-Looking St at ement s This investor presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, without limitation: the potential for UroGen to transform bladder cancer treatment; the potential of JELMYTO® to change the treatment paradigm in LG-UTUC; the potential of UGN-102 to transform the treatment paradigm in LG-IR-NMIBC; the potential of UGN-301 to expand to Immuno-Oncology for HG-NMIBC; the estimated patient population in bladder cancer and estimated addressable patient population for UGN-102 in LG-IR-NMIBC and UGN-301 in HG-NMIBC; the estimated total addressable market opportunity for UGN-102 in LG-IR-NMIBC; the potential for UGN-102 to become the first FDA approved medicine for LG-IR-NMIBC; the opportunity and potential benefits of UGN-102 for LG-IR-NMIBC and potential advantages over TURBT; the potential NDA completion and review timeline for UGN-102, including the expected completion of the NDA submission to the FDA and the FDA’s potential acceptance thereof and the FDA’s potential approval timing; and the potential of UroGen’s proprietary RTGel® technology platform to improve therapeutic profiles of existing drugs. These statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: ENVISION duration of response data may not be sufficient to support an NDA submission for UGN-102; even if an NDA for UGN-102 is accepted by the FDA, there is no guarantee that such NDA will be sufficient to support approval of UGN-102 on the timeframe expected, or at all; the timing and success of clinical trials and potential safety or other complications encountered therein; results from prior or ongoing clinical trials may not be indicative of results that may be observed in the future; unforeseen delays that may impact the timing of progressing clinical trials and reporting data; the ability to obtain regulatory approval within the timeframe expected, or at all; the ability to maintain regulatory approval; complications associated with product development and commercialization activities; the labeling and packaging for any approved product; competition in UroGen's industry; the scope, progress and expansion of developing and commercializing UroGen’s product and product candidates; the size and growth of the market(s) therefor and the rate and degree of market acceptance thereof vis-à-vis alternative therapies; RTGel technology may not perform as expected and UroGen may not successfully develop and receive regulatory approval of any product candidate beyond JELMYTO that incorporates its RTGel technology; and UroGen’s ability to attract or retain key management, members of the board of directors and personnel. In light of these risks and uncertainties, and other risks and uncertainties that are described in the Risk Factors section of UroGen’s Form 10-Q for the quarter ended March 31, 2024, filed with the Securities and Exchange Commission (SEC) on May 13, 2024, and other filings that UroGen makes with the SEC from time to time (which are available at http://www.sec.gov), the events and circumstances discussed in such forward- looking statements may not occur, and UroGen’s actual results could differ materially and adversely from those anticipated or implied thereby. Any forward-looking statements speak only as of the date of this presentation and are based on information available to UroGen as of the date of this presentation. Not for promotional use with healthcare professionals. 2

UROGEN IS UNIQUELY POSITIONED TO TRANSFORM BLADDER CANCER TREATMENT LIZ BARRETT, PRESIDENT AND CEO 3

Today's Agenda

UroGen Overview
- **Liz Barrett**
  President and CEO, UroGen

The Burden of LG-IR-NMIBC
- **Mark P. Schoenberg, M.D.**
  Chief Medical Officer, UroGen

UGN-102 Clinical Data
- **Sandip Prasad, M.D., M.Phil.**
  Morristown Hospital/Atlantic Health System, NJ

Patient Perspectives from ENVISION
- **Angela Stover, Ph.D.**
  UNC Gillings School of Global Public Health

Patient Interview
- **Julio Lago**
  Patient
- **Liz Barrett**
  President and CEO, UroGen

Panel Discussion
- **Moderator: Mark P. Schoenberg, M.D.**
  Chief Medical Officer, UroGen
- **Max Kates, M.D.**
  Johns Hopkins School Of Medicine
- **Jennifer Linehan, M.D.**
  Saint John's Cancer Institute
- **James McKiernan, M.D.**
  Columbia University Irving Medical Center, New York Presbyterian
- **Angela Stover, Ph.D.**
  UNC Gillings School of Global Public Health

What is Next?
- **Liz Barrett**
  President and CEO, UroGen

Q&A

UroGen Pharma

WE ASPIRE TO CHANGE THE Because Patients Deserve Better TREATMENT PARADIGM SURGICAL CARE MINIMALLY INVASIVE, ORGAN-SPARING THERAPEUTIC OPTIONS JELMYTO UGN-102 UGN-301 (UGN-101) Changing the Potential to Transform Expanding to Treatment Paradigm for the Treatment of Immuno-Oncology for Low-Grade Upper Tract Low-Grade High-Grade Non- Urothelial Cancer Intermediate Risk Muscle Invasive (LG-UTUC) Non-Muscle Invasive Bladder Cancer Bladder Cancer (HG-NMIBC) (LG-IR-NMIBC)

® RTGel Proprietary Reverse-Thermal Hydrogel Technology Uniquely Designed to Allow for Local Delivery of Medicines Increases dwell time and exposure to active drugs Potentially improves the ® RTGel exists as a therapeutic effects of liquid at lower existing products temperatures and converts to gel form at body temperature. Leverages physiologic flow of urine to provide natural exit from the body 6

Bladder Cancer Affects Patients and Families Across The U.S.

~730,000 people in the U.S. living with bladder cancer[1]



High rates of recurrence[2]



1. Cancer Stat Facts: Bladder Cancer. National Cancer Institute: Surveillance, Epidemiology, and End Results Program. Accessed June 5, 2024 (data as of 2021). https://seer.cancer.gov/statfacts/html/urinb.html
2. MBA ASBP PhD. Cancer Recurrence Statistics. Cancer Therapy Advisor. Published November 30, 2018. https://www.cancertherapyadvisor.com/home/tools/fact-sheets/cancer-recurrence-statistics/#:~:text=Some%20cancers%20are%20difficult%20to

7

UroGen Pharma

High Recurrence Rat e Leads t o Frust rat ing Treat ment Cycle ~68% ~23% of recurrent patients have 2 of recurrent patients have 5 1 1 or more recurrences or more recurrences 8 1. UroGen projections based on SEER (2016) Babjuk et al. European Urology (2019) and Simon (2019).

UroGen is Uniquely Positioned to Transform the Way Bladder Cancer is Treated

#1

UGN-102 may become the **first FDA-approved medicine** for LG-IR-NMIBC

~82,000[1]

Annual LG-IR-NMIBC U.S. patient population

Compelling clinical data package from **4 trials** and **593 patients**

UGN-102 can be **administered by a trained healthcare professional in an outpatient setting, or even at home**

$5B+TAM[2]

LG-IR-NMIBC market alone ripe for **innovation**

1. ACS Cancer Facts & Figures 2023; SEER, AUA/SUO joint guideline; Babjuk et al. European Urology (2019), Simon et al (2019) PLoS ONE 14(2): e0211721
2. UroGen estimates based on market research

TAM: Total Addressable Market

THE BURDEN OF LG -IR-NMIBC MARK SCHOENBERG, M.D., CHIEF MEDICAL OFFICER 10

NMIBC Has Multiple Stages Before Becoming Muscle Invasive NMIBC MIBC Tis Ta T1 T2 T3 T4 non-invasive non-invasive tumor invades tumor invades tumor invades tumor invades inner lining and muscle perivesical fat adjacent organs connective and structures tissue G2 G3 moderately differentiated poorly differentiated 11 American Joint Committee on Cancer. AJCC Cancer Staging Manual. Urinary Bladder. 7th edn. New York, NY: Springer; 2010: 497-502.

UGN-102's Proposed Indication: For Treatment of LG-IR-NMIBC


NMIBC
Ta
non-invasive
T1
tumor invades inner lining and connective tissue
MIBC
Tis
non-invasive
T2
tumor invades muscle
T3
tumor invades perivesical fat
T4
tumor invades adjacent organs and structures
UGN-102
G2
moderately differentiated
G3
poorly differentiated

Low Grade

- ~70% of all bladder cancers
- High risk of recurrence
- Low risk of progression

Intermediate Risk

- LG Ta Tumors that are large (> 3cm), multifocal, or recurrent
- LG T1 Tumors
- SOC: Repeated Transurethral Resection of Bladder Tumor (TURBT)

12 American Joint Committee on Cancer. AJCC Cancer Staging Manual. Urinary Bladder. 7th edn. New York, NY: Springer; 2010: 497-502. Apollo et al. PLOS ONE (2019)

UroGen Pharma

Repeat Surgery for LG-IR NMIBC Comes wit h Risks for Pat ient s Patients with LG-IR-NMIBC LG-IR-NMIBC patients who had 2–4 procedures had a who have multiple recurrences carry a ~35% of patients will experience 14% an adverse event 10-20% greater risk of death within 90 days of 1 2 than patients who only had undergoing a TURBT. risk of progression. 3 one procedure. 1. Sharma V, Aaronson DS, Fero KE, et al. Adverse events after transurethral resection of intermediate-risk non-muscle invasive bladder cancer. J Urol. 2021:206(suppl 3):e122. doi:10.1097/JU.0000000000001977.08 2. Sharma V, Chamie K, Schoenberg M, et al. Natural history of multiple recurrences in intermediate-risk non-muscle invasive bladder cancer: lessons from a prospective cohort. Urology. 2023;173:134-141. doi:10.1016/j.urology.2022.12.009 3. Erikson MS, Petersen AC, Andersen KK, Jacobsen FK, Mogensen K, Hermann GG. Do repeated transurethral procedures under general anesthesia influence mortality in patients with non-invasive urothelial bladder 13 cancer? A Danish national cohort study. Scand J Urol. 2020;54(4):281-289. doi:10.1080/21681805.2020.1782978

LG-IR-NMIBC Market: Key Differences Compared to HG-NMIBC Market

Low-Grade IR-NMIBC

Issues: Chronic recurrence; rarely progresses to high-grade disease

SOC: Repetitive TURBT

Newly diagnosed: ~23K/year[1,2,3]
Recurrent: ~59K/year[1,2,3]

Limited competition: UGN-102 is furthest along in clinical development as a non-surgical chemoablative therapy

BCG is not widely used in low-grade disease

VS

High-Grade NMIBC

Issues: Progression, metastasis & death

SOC: TURBT, BCG, radical cystectomy, clinical trials

Incidence: ~25K/year[4]
BCG-refractory: 18.7K/year[4]

Clinical trials ongoing in BCG-refractory populations

Significant unmet need given low response rates and durability

Goal is to avoid radical cystectomy

1. ACS Cancer Facts & Figures 2023
2. SEER, AUA/SUO joint guideline
3. Babjuk et al. European Urology (2019), Simon (2019),
4. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

14

UroGen Pharma

Posit ioning UGN-102 for Success Low-Grade IR NMIBC Issues: Chronic recurrence; rarely progresses to high-grade disease VS SOC: Repetitive TURBT 1,2,3 Newly diagnosed: ~23K/year 1,2,3 Recurrent: ~59K/year Limited competition: UGN-102 is furthest along in clinical development as a non-surgical chemoablative therapy BCG is not widely used in low-grade disease 1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019), 15 15 4. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

UGN-102: ROBUST AND CONSISTENT CLINICAL RESULTS 16

About Dr. Sandip Prasad Sandip Prasad, M.D., M.Phil. • Garden State Urology • Director of Genitourinary Surgical Oncology • Vice-Chair of Urology at Morristown Medical Center/Atlantic Health System in New Jersey • Clinical Associate Professor at Rutgers NJMS • Clinical Assistant Professor at Thomas Jefferson University • Completed residency at the Harvard Program in Urology and an SUO fellowship at the University of Chicago • 60 peer-reviewed journal articles and book chapters • Associate editor or editorial reviewer for nine specialty journals in Urology 17

ENVISION DURATION OF RESPONSE RESULTS 18

Strong, Consistent Complete Response Rate At 3 Months

OPTIMA II (N=63)	ATLAS (N=142)	ENVISION (N=240)
65.1% (52.0, 76.7)	64.8% (56.3, 72.6)	79.6% (73.9, 84.5)

UroGen Data on File
OPTIMA II was a Phase 2B, single-arm, open-label study in patients with newly diagnosed and recurrent LG-IR-NMIBC.
ATLAS was a Phase 3, randomized, controlled trial of UGN-102 +/- TURBT vs TURBT alone in patients with newly diagnosed and recurrent LG-IR-NMIBC. ATLAS complete response is based on treatment with UGN-102 alone.
ENVISION is a Phase 3, single-arm, open-label study in patients with LG-IR-NMIBC.

19

UroGen Pharma

Robust Duration of Response (DOR) Observed in Multiple Trials

OPTIMA II (N=41)	ATLAS (N=92)
69.9% (51.8, 82.3)	**79.6%** (69.3, 86.8)
9-month DOR KM estimate	**12-month DOR KM estimate**

UroGen Data on File
ATLAS DOR estimates based on treatment with UGN-102 alone
Based on Kaplan-Meier (KM) Estimates.

20

UroGen Pharma

ENVISION Single-Arm Pivotal Study Description Patient Population: • Demographics and baseline characteristics reflective of general LG-IR- NMIBC patient population • All patients followed for a minimum of 15 months Primary Endpoint: • Complete response rate (CRR) at 3-month visit, as defined by cystoscopy, for cause biopsy, and urine cytology Key Secondary Endpoint: • Duration of response (DOR), defined as time from first documented CR until the earliest date of: üRecurrence üProgression üDeath UroGen Data on File 21 21 Overall Summary of Demographics in the Appendix

Robust Complet e Response Rat e At 3 Mont hs UGN-102 (N = 240) Complete n (%) CRR (95% CI) Response Rate Complete Response 191 (79.6) 79.6 (73.9, 84.5) Non-Complete Response 49 (20.4) 79.6% Residual Disease 35 (14.6) Progression to HG Disease 7 (2.9) Indeterminate 2 (0.8) Missing 5 (2.1) UroGen Data on File 22

DOR: 82.3% at 12 Mont hs, Overwhelming Majorit y Remain Disease Free UGN-102 1.0 + UGN-102 + + + + (N = 191) + + + + + + % % + + + + + + + % 82.1 82.1 + + + + + + + + + + + + + + ++ + 0.8 Number (%) of Patients with 82.3 15mo 18mo 33 (17.3%) Events 12mo Median (Months) Estimate: NE (NE, NE) 0.6 KM Estimates at*: 3 months 96.8% 0.4 6 months 91.9% 9 months 86.9% 0.2 82.3% 12 months (75.9, 87.1) 80.9% 15 months 0.0 (73.9, 86.2) 0 3 6 9 12 15 18 21 80.9% 18 months Time from 3-Month CR (Months) (73.9, 86.2) 191 181 167 156 108 43 9 0 *Time from 3-Month CR 23 UroGen Data on File Probability of Remaining Event-Free

Large Sample Size Resulted In Tight DOR Confidence Intervals


1.0
0.8
0.6
0.4
0.2
0.0
Probability of Remaining Event-Free
12mo
82.3%
(75.9, 87.1)
15mo
80.9%
(73.9 86.2)
18mo
80.9%
(73.9, 86.2)
UGN-102
0
3
6
9
12
15
18
21
Time from 3-Month CR (Months)
191
181
167
156
108
43
9
0

24

UroGen Data on File

Median DOR Not Est imable Due t o Pat ient s Remaining in CR UGN-102 (N=191) Kaplan-Meier Estimates of Duration of Response (Months) 1st Quartile (95% CI) Not Estimable ( 14.7, Not Estimable ) Median (95% CI) Not Estimable 3rd Quartile (95% CI) Not Estimable Median Follow-Up Time, Months (95% CI) 13.8 ( 12.2, 14.5 ) 25 UroGen Data on File

Predicted Median Duration Of Response (DOR) is 40.0 Months Weibull Predicted Curve 1.0 0.8 0.6 0.4 0.2 0.0 0 6 12 18 24 30 36 42 48 54 55 Estimate Lower Upper Predicted Median (95% CI): 40.0 months (23.9, 63.9) 26 UroGen Data on File

AEs Generally Mild t o Moderat e in Severit y UGN-102 (N=240) • AEs mainly related to n (% incidence) lower urinary tract Any Adverse Events 140 (58.3) symptoms Any Serious Adverse Events 30 (12.5) Any TEAEs 137 (57.1) Any Grade ≥3 TEAEs 33 (13.8) • The 2 treatment-related SAEs were urethral Any Treatment or Procedure Related TEAEs 97 (40.4) stenosis and urinary Any Treatment Related TEAEs 81 (33.8) retention (both Any Procedure Related TEAEs 64 (26.7) resolved) Any TEAEs Leading to Treatment Discontinuation 7 (2.9) Any TEAEs Leading to Study Discontinuation 6 (2.5) • The 3 deaths were Any Serious TEAEs 29 (12.1) unrelated to treatment: Any Treatment or Procedure Related Serious TEAEs 4 (1.7) (cardiac event, Any Treatment Related Serious TEAEs 2 (0.8) pneumonia, and not Any Procedure Related Serious TEAEs 3 (1.3) reported) Any TEAEs Leading to Death 3 (1.3) Any TEAEs of Special Interest 100 (41.7) UroGen Data on File 27 Overall summary of AEs in the Appendix

Consistently High Complete Response Rate At 3 Months

OPTIMA II (N=63)	ATLAS (N=142)	ENVISION (N=240)
65.1% (52.0, 76.7)	64.8% (56.3, 72.6)	79.6% (73.9, 84.5)

UroGen Data on File
OPTIMA II was a Phase 2B, single-arm, open-label study in patients with newly diagnosed and recurrent LG-IR-NMIBC.
ATLAS was a Phase 3, randomized, controlled trial of UGN-102 +/- TURBT vs TURBT alone in patients with newly diagnosed and recurrent LG-IR-NMIBC. ATLAS complete response is based on treatment with UGN-102 alone.
ENVISION is a Phase 3, single-arm, open-label study in patients with LG-IR-NMIBC.

28

UroGen Pharma

High CR Rat es Maint ained wit h Robust Durat ion of Response OPTIMA II ATLAS ENVISION (N=41) (N=92) (N=191) 69.9% 79.6% 82.3% (51.8, 82.3) (69.3, 86.8) (75.9, 87.1) 9-month DOR KM estimate 12-month DOR KM estimate 12-month DOR KM estimate UroGen Data on File ATLAS DOR estimates based on treatment with UGN-102 alone 29 Based on Kaplan-Meier (KM) Estimates.

UGN-102 Potentially Addresses the Unmet 82.3% 79.6% Need for a Non- (73.9, 84.5) (75.9, 87.1) Surgical Option Complete Response Rate at Estimated probability of 3 months maintaining Complete Response at 12 months Safety profile Non-surgical treatment characterized primarily by with potential to reduce mild to moderate AEs overall burden on patients 30 UroGen Data on File

PATIENT PERSPECTIVES FROM ENVISION ANGELA STOVER, PH.D. ASSOCIATE PROFESSOR DEPARTMENT OF HEALTH POLICY AND MANAGEMENT AT UNC GILLINGS SCHOOL OF GLOBAL PUBLIC HEALTH 31

ABOUT DR. ANGELA STOVER Angela Stover, PhD • Associate Professor, Department of Health Policy and Management at UNC Gillings School of Global Public Health • A health services researcher with expertise in patient-reported outcomes (PRO) methods and implementation science • Co-directs the NC TraCS' Implementation Science Methods Unit • Associate member of Lineberger Comprehensive Cancer Center • Research program quantifies the impact of treatment for chronic health conditions on symptom burden, identifies important gaps in implementing evidence-based practices in clinics, and determines how those gaps are related to poor patient and clinic outcomes • Dr. Stover’s research program is funded by NIH, PCORI, AHRQ, Pfizer Global, and foundations 32

ENVISION PATIENT PERCEPTIONS OF UGN-102 AND TURBT: IMPACT ON DAILY ACTIVITIES 33

ENVISION Int erviews • Patients with NMIBC commonly ask urologists how their daily activities/responsibilities will be affected by treatment(s) • In ENVISION, we interviewed patients about the impact on their daily activities with UGN-102 and their recollection of standard of care (transurethral resection of bladder tumor [TURBT]) • N=29 U.S. patients (out of 39 eligible [74%]) 34 34 Stover and Smith, under review

Methods • Gold standard: content analysis - Data are patient quotes • Semi-structured interview guides at enrollment and 3 months • Transcripts coded by 3 experienced coders with detailed codebooks (software: Dedoose) • Emerging themes and discrepancies were captured and reconciled through consensus 35 35 Stover and Smith, under review

Three Int erview Themes Less impact on activities/ responsibilities (work, recreation & exercise, sexual activity) Less bleeding, catheter UGN-102 issues shorter lasting Patients would recommend because UGN-102 was perceived to be less invasive, painful, and time-consuming N=29 36 36 Stover and Smith, under review

Recovery Time UGN-102 TURBT “Well, first off, they're [TURBTs] “Yes. I think it took me a gettin' more and more painful, longer time to recover from and it's taken longer and the bladder resection than the longer to recover from them. gel. [For TURBT], maybe at two It's just a little bit of—every time weeks I felt better and things they do it [TURBT], it's just little like that, and I start to exercise, bit more incontinence. It's but I do believe that I was not at gotten much worse with each my 100 percent until many procedure.” (17) weeks later.” (27) 37 Stover and Smith, under review

No Impact on Daily Act ivit ies UGN-102 TURBT “With the gel, the daily activity was a big difference, and I didn’t worry at [TURBT not discussed] all. Basically, I lived my normal life except the one day [instillation], which was well worth it.” (34) “They [UGN-102] didn’t have any impact on me. I went in, and I went back to my normal activity…I had no problems at all.” (37) 38 Stover and Smith, under review

Impact on W ork TURBT UGN-102 “It's [incontinence] mostly a big “The TURBT, I was basically missing embarrassment and an absolute for seven, eight days, I could do no pain in the ass at work…some days work. Here [with UGN-102], really, are much worse than others and work has continued, I have not depending on what I'm doin'—but had an impact. Again, postponing sometimes my pants get wet, and travel, meetings, things like that, I have to go out to the car, get my but I was present, mostly, I was clothes, change, and they're present. I do think the outcome is lookin' for me….Runnin' to the better with the gel than with the bathroom all the time, TURBT.” (27) everybody'll, ‘Well, you’re always in the bathroom’.” (17) 39 Stover and Smith, under review

Treatment-Relat ed Side Effect s UGN-102 TURBT “For six weeks, I was in stages of “I honestly have as much side extreme to moderate to low level of effects from the anesthesia.” pain/itching—extreme internal (06) itching.”(20) “I’ll tell you one thing. I do not “It was very itchy, all my bladder and everything. The second time, I look forward to spending the rest knew what it was. Knowing what it of my life attached to a was, the scary part went away. I catheter. That’s a no-no for me.” wasn't worried anymore. It was just (08) toughing it out that one or two days.” (29) 40 Stover and Smith, under review

Bleeding UGN-102 TURBT “That [TURBT] was a lot of bleeding.” (45) “At least two occasions [for “They removed five polyps at that TURBT], one of which there was time…Then I bled for two weeks. fair amounts of bleeding.” (03) Finally shut off. [My urologist] told me that there would be some It [TURBT] was more painful, bleeding. I don’t think he realized there was a lot of blood came that it was gonna be that long of out — not a little, a lot.” (27) a bleeding…He told me that I would be bleeding for ‘a while’ after the surgery.” (43) 41 Stover and Smith, under review Stover and Smith, under review

Impact on Sexual Act ivit y UGN-102 TURBT “I would say that I didn't have any “Basically, I would like to get away difference in performance, but I from having them [tumors] took longer to have relationships extracted from me ’cause my with my wife with TURBT [than doctor told me the more UGN-102].” (27) surgeries they keep doin’, my bladder—especially since I’ve “You have this medicine in you been doing it so young—that it and you don't wanna be having would mess up good things like sex with your partner…but once erectile function, things like that was done, everything was peeing...” (41) back to normal.” (15) 42 Stover and Smith, under review

From the patient perspective, UGN-102 meets an unmet need in care delivery for a non-surgical treatment alternative for NMIBC 43 43

PATIENT INTERVIEW: JULIO LAGO 44

45 45

THOUGHT LEADER PANEL 46

Max Kates, MD, is an Associate Professor of Urology and Oncology in the Brady Urological Institute and directs the Division of Urologic Oncology for the Brady Urological Institute at Johns Hopkins School Of Medicine, where he works with the team at the Johns Hopkins Greenberg Bladder Cancer Institute to deliver a personalized approach to bladder cancer utilizing cutting edge precision medicine approaches. Jennifer Linehan, MD is a board-certified urologist, and is an Associate Professor of Urology and Urologic Oncology at the Saint John’s Cancer Institute. She also practices general urology, including both male and female voiding dysfunction and treatment for kidney stones. James McKiernan, MD, the John K. Lattimer Professor of Urology, is the chair of the Department of Urology of the College of Physicians and Surgeons at Columbia University Irving Medical Center and urologist-in-chief at New York Presbyterian/Columbia. Dr. McKiernan is only the sixth physician to hold this title since the founding of the department in 1917. Sandip Prasad, MD, is s a member of Garden State Urology and serves currently as the director of Genitourinary Surgical Oncology and Vice-Chair of Urology at Morristown Medical Center/Atlantic Health System in New Jersey. He is also a Clinical Associate Professor at Rutgers NJMS and a Clinical Assistant Professor at Thomas Jefferson University. He has published over 60 peer-reviewed journal articles and book chapters and serves as an associate editor or editorial reviewer for nine specialty journals in Urology. Angela Stover, PhD, Associate Professor, Department of Health Policy and Management at UNC Gillings School of Global Public Health, is a health services researcher with expertise in patient-reported outcomes (PRO) methods and implementation science. She co-directs the NC TraCS' Implementation Science Methods Unit and is an associate member of Lineberger Comprehensive Cancer Center. 47 47

WHAT IS NEXT? 48

Unprecedent ed Clinical Result s Furt her Support Complet ion of NDA Submission Robust Duration of Strong Complete Response Response KM Estimate At 12 Rate At 3 Months Months ENVISION ENVISION (N=240) (N=191) 79.6% 82.3% (73.9, 84.5) (75.9, 87.1) UroGen Data on File 49 49

Pot ent ial t o Launch UGN-102 in One Year If Approved PRIORITY STANDARD Completion of NDA ENVISION Data Potential Potential Potential FDA Submission Results Approval Approval Acceptance Q3 2024 TODAY Q1 2025 Q2 2025 Q4 2024 50

UroGen is Uniquely Positioned to Transform the Way Bladder Cancer is Treated

#1

UGN-102 may become the **first FDA approved medicine** for LG-IR-NMIBC

~82,000[1]

Annual addressable U.S. population, indicating potential to reduce burden for large population of LG-IR-NMIBC patients

$5B+TAM[2]

LG-IR-NMIBC market ripe for **innovation**

Prolonged **disease-free intervals**

Generally well tolerated

RTGel uniquely treats what you can see and what you can't

>86% of patients interviewed would recommend UGN-102

51

1. ACS Cancer Facts & Figures 2023; SEER, AUA/SUO joint guideline; Babjuk et al. European Urology (2019), Simon et al (2019) PLoS ONE 14(2): e0211721
2. UroGen estimates based on market research

UroGen Pharma

Q&A 52

THANK YOU! 53

APPENDIX 54

ENVISION Trial Design Informed Consent and Screening Visit to Determine Eligibility (LG-IR-NMIBC and no evidence of HG disease based on cystoscopy, biopsy, and cytology) UGN-102 once -weekly for 6 weeks (total of 6 intravesical instillations) 3-month Visit Complete Response Non-complete Response (Primary Endpoint Assessment) Follow -up Period Cystoscopy, for cause biopsy, and urine cytology every 3 months for up to 24 Progression to months and every 6 months thereafter Residual disease HG disease to assess for recurrence or progression First recurrence or progression SOC according to SOC according to following CR or NCR treating physician treating physician SOC according to treating physician End of study visit End of study visit 55 SOC: Standard of Care

Summary of Demographics and Baseline Characteristics UGN-102 Characteristic Statistic (N = 240) / n (%) Age Median Age (Min, Max) 70.0 (30, 92) Age Group 2 (Years), n (%) >= 65 162 (67.5) Sex, n (%) Male 147 (61.3) Female 93 (38.8) Prior TURBT, n (%) Yes 232 (96.7) No 8 (3.3) Previous LG NMIBC Episodes, n (%) Yes 229 (95.4) No 11 (4.6) Treatment Course, n (%) 6 instillations 228 (95.0) < 6 instillations 12 (5.0) UroGen Data on File 56

Summary of Adverse Event s Occurring in >5.0% of Part icipant s UGN-102 (N=240) Patients with Any TEAE 137 (57.1) Dysuria 54 (22.5) Haematuria 20 (8.3) Urinary tract infection 17 (7.1) Pollakiuria 16 (6.7) Fatigue 13 (5.4) Urinary retention 12 (5.0) UroGen Data on File 57